UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2020

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The NASDAQ Capital Market

Item 1.01 Entry into a Material Definitive Agreement

Royalty Interest Transaction

On March 4, 2020, Jaguar Health, Inc. (the “Company”) entered into a royalty interest purchase agreement (the “Purchase Agreement”) with Iliad Research and Trading, L.P., a Utah limited partnership affiliated with Chicago Venture Partners, L.P. (“Purchaser”), pursuant to which the Company sold to Purchaser a royalty interest entitling Purchaser to receive $500,000 of future royalties on sales of Mytesi® (crofelemer) and certain up-front license fees and milestone payments from licensees and/or distributors (the “Royalty Repayment Amount”) for an aggregate purchase price of $350,000. The Company will use the proceeds to support advancement of regulatory activities associated with its pipeline, including the Company’s lead product candidate, crofelemer for cancer therapy-related diarrhea, and general corporate purposes. The Company will be obligated to make minimum royalty payments on a monthly basis beginning on September 4, 2020 in an amount equal to the greater of (i) $25,000 (which increases to $43,750 beginning on March 4, 2021) and (ii) 10% of the Company’s net sales of Mytesi and 10% of worldwide revenues related to upfront licensing fees and milestone payments from licensees and/or distributors, but specifically excluding licensing fees and/or milestone payments that are reimbursements of clinical trial expenses.

Under the Purchase Agreement, the Company is subject to certain covenants, including the obligations of the Company to: (i) timely file all reports required to be filed under Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and not terminate its status as an issuer required to file reports under the Exchange Act; (ii) maintain listing of the Company’s common stock on a securities exchange; (iii) avoid trading in the Company’s common stock from being suspended, halted, chilled, frozen or otherwise ceased; (iv) not consummate any sale or liquidation of all or substantially all of the Company’s business or any material asset outside the ordinary course of business without the prior consent Purchaser unless an acquiring party specifically agrees to assume all rights and obligations associated with the Royalty Interest and, in Purchaser’s discretion, is capable of fulfilling such obligations, (v) not grant a security or royalty interest in Mytesi for the primary purposes of raising capital without Purchaser’s prior written consent, (vi) provide Mytesi revenue and net sales information to Purchaser on a quarterly basis and (vii) other customary covenants and obligations, for which the Company’s failure to comply may be subject to certain liquidated damages, including a right for the Purchaser to increase the Royalty Repayment Amount by 15%.

The foregoing descriptions of the Royalty Interest and Purchase Agreement are not complete and are qualified in their entirety by reference to the full text of the Royalty Interest and Purchase Agreement, respectively, which are filed as Exhibit 4.1 and Exhibit 10.1, respectively, to this report and incorporated by reference herein.

On March 4, 2020, the Company issued a press release announcing the effectuation of the transactions contemplated under the Purchase Agreement.  A copy of the press release is furnished as Exhibit 99.1 of this report.

Warrant Repricing

On March 5, 2020, the Company entered into a warrant exercise agreement (the “Exercise Agreement”) with a holder (the “Holder”) of its Series 2 warrants (the “Warrants”) previously issued in the Company’s registered public offering on July 23, 2019, pursuant to which the Holder agreed to exercise in cash its Warrants to purchase an aggregate of 90,940 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a reduced exercise price of $0.605 per share, which is the Minimum Price (as defined under Nasdaq Listing Rule 5635(d)) as of the date of such Exercise Agreement, for gross proceeds to the Company of approximately $55,000.00.

The issuance of the Warrants and the offer and sale of shares of Common Stock underlying the Warrants have been registered on the Company’s registration statement on Form S-1 (File No. 333-231399) and an additional registration statement (File No. 333-232715) filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (together, the “Registration Statement”), each of which were previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”). A prospectus supplement relating to this reduction of the exercise price for the Warrants will be filed with the SEC.

The foregoing description of the Exercise Agreement is not complete and is qualified in its entirety by reference to the full text of the Form of Exercise Agreement, which was filed as an exhibit to the Company’s Current Report on Form 8-K, filed with the SEC on February 28, 2020 and incorporated herein by reference as Ex 10.2. For further discussion of the terms of the Warrants, see the Company’s Current Reports on Form 8-K, filed with the SEC on July 23, 2019, which is incorporated herein by reference.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 under the heading “Royalty Interest Transaction” is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 under the heading ““Royalty Interest Transaction” is hereby incorporated by reference into this Item 3.02 in its entirety. The sale of the Royalty Interest pursuant to the Purchase Agreement was effected in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

Item 9.01	Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description
4.1	Royalty Interest, dated March 4, 2020, by and between Jaguar Health, Inc. and Iliad Research and Trading, L.P.
10.1	Securities Purchase Agreement, dated March 4, 2020, by and between Jaguar Health, Inc. and Iliad Research and Trading, L.P.
10.2	Form of Warrant Exercise Agreement by and between Jaguar Health, Inc. and the Holder named therein (incorporated by reference to Exhibit 10.1 to the Form 8-K of Jaguar Health, Inc. filed February 28, 2020).
99.1	Press Release, dated March 5, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

Date: March 6, 2020	By:	/s/ Lisa A. Conte
	Name:	Lisa A. Conte
	Title:	Chief Executive Officer & President

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